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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ROPAK CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

          Set forth the amount on which filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                               ROPAK CORPORATION
               SUPPLEMENT DATED APRIL 10, 1995 TO PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1995
                            ------------------------

     The table at page 2 of the Proxy Statement dated March 27, 1995 of Ropak Corporation (the "Company" or "Ropak") inadvertently did not list Mentor Partners L.P. as a beneficial owner of more than 5% of the Company's outstanding Common Stock. Accordingly, the table and footnotes thereto at page 2 of Ropak's Proxy Statement are amended to read as follows:

     The following table sets forth information (except as otherwise indicated by footnote) as to shares of Ropak Common Stock owned by (i) each person known by management to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors and nominees for election as directors, and (iii) all executive officers, directors and nominees for election as directors as a group:

                                                                          SHARES
                                                                       BENEFICIALLY
                                                                         OWNED(1)
                                                                    ------------------
                              NAME OR GROUP                          AMOUNT        %
        ----------------------------------------------------------  ---------     ----
        DIRECTORS:
          John L. Doughty(2)(3)...................................        -0-       --
          Robert Alexander Lang(2)(4).............................        -0-       --
          Douglas H. MacDonald(5).................................      7,260      0.2%
          Nigel V. Roe(2)(4)......................................        -0-       --
          William H. Roper(6).....................................        -0-       --
          Robert E. Roper(6)......................................        -0-       --
          C. Richard Roper(6).....................................        -0-       --
          John Thorp(2)(3)........................................        -0-       --
          David A. Williams(2)(3).................................        -0-       --
        All executive officers and directors
          as a group [12 in number](7)............................    182,078      4.1%
        OTHER 5% STOCKHOLDERS:
          LINPAC Mouldings Limited(2).............................  2,841,303     57.2%
          Deykin Avenue
          Witton, Birmingham B6 7HY
          England
          Mentor Partners L.P. (8)................................    237,100      5.4%
          499 Park Avenue
          New York, New York 10022

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(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, subject to the information contained in the footnotes to this table. The above table does not include shares of the Company's Common Stock held by the Company's 401(k) Incentive Savings Plan in which certain executive officers have an interest.

(2) The Company has been advised that LINPAC Mouldings Limited ("LINPAC") directly owns 2,263,526 shares of Ropak's Common Stock plus $5,200,000 in redeemable preferred shares of Ropak's Canadian subsidiary that are exchangeable, in whole or in part at the option of the holder, into Ropak Common Stock at $9.00 U.S. per share (i.e., convertible into a total of 577,777 shares of Common Stock). Beneficial ownership listed in the above table for directors of the Company does not include shares beneficially owned by LINPAC; Messrs. Doughty, Lang, Roe, Thorp and Williams are all associated with LINPAC or its affiliates. As directors of LINPAC, Messrs. Doughty, Thorp and Williams may be deemed to control voting and disposition power of Ropak shares owned by LINPAC. Messrs. Doughty, Lang, Roe, Thorp and Williams each disclaim beneficial ownership of shares owned by LINPAC. See "Recent Events -- Change in Control".

Footnotes Continued from Prior Page

(3) The business address for Messrs. Doughty, Thorp and Williams is Deykin Avenue, Witton, Birmingham B6 7HY, England.

(4) The business address for Messrs. Lang and Roe is 6400 Powers Ferry Road NW, Suite 345, Atlanta, Georgia 30339.

(5) Includes 7,260 shares owned by Admac Holdings Ltd., a corporation owned by Mr. MacDonald and his spouse. Mr. MacDonald's business address is 2240 Bellevue Avenue, West Vancouver, British Columbia.

(6) Each of Messrs. William, Robert and Richard Roper recently sold all of their Common Stock holdings to LINPAC. See "Recent Events -- Change in Control". The business address for each of Messrs. William, Robert and Richard Roper is 660 S. State College Boulevard, Fullerton, California 92631.

(7) Does not include shares owned by LINPAC as described in Note 2 above. Includes shares described in Note 5 plus 55,891 shares beneficially owned by other executive officers, 22,257 shares beneficially owned by the spouses of two executive officers, and 96,670 shares issuable upon exercise of stock options granted to executive officers that were fully exercisable or exercisable within a period of 60 days from the date of this Proxy Statement.

(8) Information based upon Schedule 13D dated March 6, 1995 filed on behalf of Mentor Partners L.P. with the Securities and Exchange Commission. The information states Mentor Partners L.P. is a Delaware limited partnership with WTG & Co. as its general partner; the general partner of WTG & Co. is reported to be D. Tisch & Co., a Delaware corporation, which is wholly-owned by Daniel R. Tisch.

Fullerton, California
April 10, 1995